Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-45182, 333-54870, 333-63000, 333-72322, 333-85238, 333-85230,
333-103395, 333-116726) of our reports dated September 8, 2004, with respect to the consolidated financial statements and schedule of Lantronix, Inc. included in the Annual Report (Form 10-K/A - Amendment No. 1) for the year ended June 30, 2004.


Orange  County,  California
October  7,  2004